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                                                                 Exhibit 10.2(b)

List of Contents of Exhibits to the Three-Year Revolving Credit Agreement
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
Exhibits            Description
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
1.1                 Revolving Note
3.1                 Form of Legal Opinion
4.8                 Environmental Disclosures
4.9                 ERISA Disclosures
4.19                Subsidiaries
5.1                 Compliance Certificate
6.4                 Mellon Bank negative pledge provisions
6.9                 Existing Indebtedness
6.10                Existing Liens
9.6                 Form of Assignment Agreement